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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        April 19, 2005
                                                -------------------------------


                           Duckwall-ALCO Stores, Inc.
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       (Exact name of registrant as specified in its charter)

        Kansas                    0-20269                    48-0201080
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   (State or other          (Commission File              (IRS Employer
     jurisdiction                Number)                Identification No.)
  of incorporation)


401 Cottage, Abilene, KS                               67410-2832
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code     (785) 263-3350
                                                  -----------------------------


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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Section 1 -     Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

     On April 21, 2005, Duckwall-ALCO Stores, Inc. (the "Company") issued a press release announcing that as of April 19, 2005 it entered into a memorandum of understanding (the "Agreement") with Kathleen O. Macke, trustee of the Kenneth A. Macke Revocable Trust ("KAM Trust"), pursuant to which the Company agreed to purchase 399,362 shares of the Company's common stock, $.0001 par value, from the KAM Trust for $18.00 per share (the "Transaction"). The Agreement provides that the closing of the Transaction will occur by or before April 22, 2005. A copy of the Agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein. A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 -  Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.


Exhibit No.              Description
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10.1                     Memorandum of Understanding (Stock Purchase
                         Transaction) dated as of April 19, 2005, between Duckwall-ALCO Stores, Inc. and Kathleen O.
                         Macke, trustee for the Kenneth A. Macke Revocable Trust

99.1                     Press Release dated April 21, 2005



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              (Registrant)
                                           Duckwall-ALCO Stores, Inc.

 Date:  April 21, 2005                 By:/s/Richard A. Mansfield
                                              ---------------------------------
                                              Name:  Richard A. Mansfield
                                              Title:  Vice President - Finance
                                                     Chief Financial Officer